UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 30, 2013

E2open, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-35598	94-3366487
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 East Third Avenue, Suite 400

Foster City, California 94404

(Address of principal executive offices, including zip code)

(650) 645-6500

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

SIGNATURES EXHIBIT INDEX

Exhibit 23.1

Exhibit 99.l

Exhibit 99.2

Item 2.01 – Completion of Acquisition or Disposition of Assets.

This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K of E2open, Inc. (“E2open”), filed on July 31, 2013, regarding the acquisition of all of the outstanding shares of ICON-SCM AG, a German stock corporation (“ICON”). ICON is an integrated supply chain planning and collaboration solutions provider headquartered in Karlsruhe, Germany. The sole purpose of this amendment is to provide the financial statements and pro forma information required by Item 9.01, which were excluded from the original filing in reliance on paragraph (a)(4) of Item 9.01 of Form 8-K. This amendment provides the audited historical financial statements of ICON as required by Item 9.01 (a) and the unaudited pro forma financial information required by Item 9.01 (b).

The Share Purchase Agreement for the acquisition of ICON will be filed as an exhibit to E2open’s Quarterly Report on Form 10-Q for the period ended August 31, 2013.

Item 9.01 – Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited financial statements of ICON as of and for the years ended December 31, 2011 and 2012, and the unaudited financial statements of ICON, as of June 30, 2013 and for each of the six month periods ended June 30, 2013 and 2012 are filed as Exhibit 99.2 hereto.

(b) Pro Forma Financial Information

The required unaudited pro forma condensed combined financial information prepared to give pro forma effect to the acquisition of ICON is filed in Exhibit 99.2 hereto.

(c)	Exhibits

Exhibit No.	Description:

23.1	Consent of Deloitte & Touche GmbH Wirtschaftsprüfungsgesellschaft, independent auditors

99.1	Historical condensed financial statements of ICON-SCM AG

99.2	Unaudited pro forma condensed combined financial information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 10, 2013

E2OPEN, INC.

By:	/s/ Mark E. Woodward

Name:	Mark E. Woodward
Title:	President, Chief Executive Officer and Director

EXHIBIT INDEX

Exhibit No.	Description:

23.1	Consent of Deloitte & Touche GmbH Wirtschaftsprüfungsgesellschaft, independent auditors

99.1	Historical condensed financial statements of ICON-SCM AG

99.2	Unaudited pro forma condensed combined financial information